UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21880

Oppenheimer Rochester Michigan Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: March 31

Date of reporting period: 6/30/2017

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS June 30, 2017 Unaudited

Principal Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—96.7%

Michigan—85.3%
$50,000	Barry County, MI Building Authority[1]	5.650%	07/01/2017	$50,002

50,000	Benton Harbor, MI Charter COP[1]	8.000	05/01/2032	33,168

500,000	Dearborn, MI EDC (Henry Ford Village)	7.125	11/15/2043	472,355

5,000	Detroit, MI Downtown Devel. Authority[1,2]	4.750	07/01/2018	5,015

40,000	Detroit, MI Downtown Devel. Authority[1]	4.750	07/01/2025	40,464

6,200	Detroit, MI GO1	5.000	04/01/2022	6,291

137,175	Detroit, MI GO1	5.250	04/01/2024	137,563

175,000	Detroit, MI Local Devel. Finance Authority[1]	5.500	05/01/2021	171,628

60,000	Detroit, MI Local Devel. Finance Authority[1]	5.500	05/01/2021	58,187

90,000	Detroit, MI Local Devel. Finance Authority[1]	6.700	05/01/2021	90,045

1,360,000	Detroit, MI Local Devel. Finance Authority[1]	6.850	05/01/2021	1,360,952

250,000	Detroit, MI Sewer Disposal System[1]	6.500	07/01/2024	272,650

1,000,000	Detroit, MI Water Supply System[1]	6.250	07/01/2036	1,102,790

85,000	Grand Rapids, MI Building Authority[1]	5.000	10/01/2022	85,287

65,000	Grand Rapids, MI Building Authority[1]	5.000	10/01/2028	65,211

500,000	Grand Rapids, MI EDC (Ferris State University)[1]	5.500	10/01/2035	550,470

1,000,000	Grand Rapids, MI Sanitary Sewer System[1]	5.000	01/01/2038	1,150,740

1,500,000	Great Lakes, MI Water Authority Supply System[1]	5.000	07/01/2046	1,679,850

150,000	Highland Park, MI Building Authority[1]	7.750	05/01/2018	156,818

30,000	Houghton, MI Tax Increment Finance Authority[1]	6.000	05/01/2019	30,237

975,000	Lakeview, MI School District (School Building & Site Improvement)[1]	5.000	05/01/2036	1,113,138

1,100,000	Lakeview, MI School District (School Building & Site Improvement)[1]	5.000	05/01/2038	1,252,207

2,510,000	Lansing, MI School District (School Building & Site Improvement)[1]	5.000	05/01/2034	2,867,700

1,790,000	Lapeer, MI Community Schools[1]	5.000	05/01/2030	2,101,424

65,000	Meridian, MI EDC (Burcham Hills)[1,2]	5.250	07/01/2026	65,059

1,500,000	MI Building Authority, Series I1	5.000	10/15/2045	1,684,740

33,800	MI Finance Authority (City of Detroit)[1]	5.000	04/01/2022	34,843

500,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000	07/01/2035	550,120

250,000	MI Finance Authority (Hanley Public School)[1]	6.125	09/01/2040	259,835

1,000,000	MI Finance Authority (HFHS/HFMHCT/HFWH/WAFMH Obligated Group)[1]	5.000	11/15/2037	1,128,340

10,000	MI Finance Authority (Local Government Loan Program)[1]	5.375	11/01/2027	10,036

1,000,000	MI Finance Authority (Sparrow Health)[1]	5.000	11/15/2032	1,138,570

10,000	MI George Washington Carver Public School Academy COP[1]	8.000	09/01/2017	9,903

510,000	MI George Washington Carver Public School Academy COP[1]	8.125	09/01/2030	340,145

100,000	MI HEFA (Kettering University)[1]	5.000	09/01/2026	100,038

200,000	MI HEFA (Kettering University)[1]	5.000	09/01/2031	200,064

1,080,000	MI HEFA (Kettering University)[1]	5.500	09/01/2021	1,081,242

145,000	MI Hospital Finance Authority (HFHS/HAPM/WH&MC/DCC/HFCCC/HFMHCT/DOHC Obligated Group)[1]	5.750	11/15/2039	160,625

5,000	MI Hospital Finance Authority (St. John Medical Center)[1]	5.250	05/15/2026	5,239

1        OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

Michigan (Continued)

$1,705,000	MI Hospital Finance Authority (Trinity Health Corp.)[1]	0.900%[3]	11/01/2018	$1,705,000

50,000	MI Hsg. Devel. Authority, Series A1	5.625	10/01/2031	53,293

5,000	MI Municipal Bond Authority[1]	5.375	11/01/2020	5,018

980,000	MI Municipal Bond Authority[1]	5.500	11/01/2020	989,290

60,000	MI New Beginnings Academy COP[1]	8.000	02/01/2032	40,799

500,000	MI Public Educational Facilities Authority (Landmark Academy)[1]	6.625	06/01/2030	500,835

200,000	MI Public Educational Facilities Authority (Old Redford Academy)[1]	6.000	12/01/2035	200,030

663,615	MI Strategic Fund Limited Obligation (Wolverine Human Services)[1]	5.850	08/31/2027	609,836

1,513,500	MI Strategic Fund Limited Obligation (Wolverine Human Services)[1]	7.875	08/31/2028	1,522,293

50,000	Plymouth, MI Educational Center Charter School (Public School Academy)[1]	5.375	11/01/2030	36,610

175,000	Plymouth, MI Educational Center Charter School (Public School Academy)[1]	5.625	11/01/2035	121,935

245,000	Renaissance, MI Public School Academy[1]	5.500	05/01/2027	253,587

500,000	Renaissance, MI Public School Academy[1]	6.000	05/01/2037	518,815

790,000	Royal Oak, MI Hospital Finance Authority (William Beaumont Hospital)[1]	8.250	09/01/2039	856,826

15,000	Saginaw County, MI (Williamson Acres Drain)[1]	5.000	06/01/2018	15,250

500,000	Sparta, MI Area Schools (School Buildings & Site)[1]	5.000	05/01/2035	572,085

1,000,000	Wayne County, MI Airport Authority (Detroit Metro Wayne Airport)[1]	5.000	12/01/2044	1,108,960

470,000	Wayne, MI Charter County Airport Facilities (Northwest Airlines)[1]	6.000	12/01/2029	471,137

				31,204,590

U.S. Possessions—11.4%
500,000	Puerto Rico Commonwealth GO4	5.000	07/01/2022	300,000

545,000	Puerto Rico Commonwealth GO, AGC	5.000	07/01/2033	546,019

33,312	Puerto Rico Electric Power Authority[4]	10.000	07/01/2019	23,906

33,313	Puerto Rico Electric Power Authority[4]	10.000	07/01/2019	23,907

24,984	Puerto Rico Electric Power Authority[4]	10.000	01/01/2021	17,930

24,984	Puerto Rico Electric Power Authority[4]	10.000	07/01/2021	17,930

8,329	Puerto Rico Electric Power Authority[4]	10.000	01/01/2022	5,977

8,328	Puerto Rico Electric Power Authority[4]	10.000	07/01/2022	5,977

1,000,000	Puerto Rico Electric Power Authority, Series AAA[4]	5.250	07/01/2031	610,000

5,000	Puerto Rico Highway & Transportation Authority[4]	5.000	07/01/2028	475

60,000	Puerto Rico Highway & Transportation Authority, Series G4	5.000	07/01/2042	15,600

590,000	Puerto Rico Infrastructure (Mepsi Campus)[4]	6.250	10/01/2024	312,995

1,855,000	Puerto Rico Infrastructure (Mepsi Campus)[4]	6.500	10/01/2037	916,092

75,000	Puerto Rico ITEMECF (San Lucas & Cristo Redentor Hospitals)	5.750	06/01/2029	26,250

115,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.000	10/01/2020	99,815

550,000	Puerto Rico Municipal Finance Agency, Series A, AGC[1]	5.000	08/01/2027	558,426

15,000	Puerto Rico Municipal Finance Agency, Series A, AGC[1]	5.250	08/01/2020	15,225

2        OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

U.S. Possessions (Continued)

$120,000	Puerto Rico Municipal Finance Agency, Series A, AGC[1]	5.250%	08/01/2021	$121,602

10,000	Puerto Rico Public Buildings Authority[4]	5.125	07/01/2024	5,525

1,700,000	Puerto Rico Public Finance Corp., Series B4	5.500	08/01/2031	65,790

750,000	Puerto Rico Sales Tax Financing Corp., Series A4	6.500	08/01/2044	197,812

500,000	Puerto Rico Sales Tax Financing Corp., Series C4	5.750	08/01/2057	299,375

				4,186,628

Total Investments, at Value (Cost $38,890,510)—96.7%				35,391,218

Net Other Assets (Liabilities)—3.3				1,197,943

Net Assets—100.0%				$36,589,161

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 3 of the accompanying Notes.

3. Represents the current interest rate for a variable or increasing rate security.

4. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 3 of the accompanying Notes.

To simplify the listings of securities, abbreviations are used per the table below:

AGC	Assured Guaranty Corp.
COP	Certificates of Participation
DCC	Downriver Cancer Center
DOHC	Detroit Osteopathic Hospital Corporation
EDC	Economic Devel. Corp.
GO	General Obligation
HAPM	Health Alliance Plan of Michigan
HEFA	Higher Education Facilities Authority
HFCCC	Henry Ford Continuing Care Corp.
HFHS	Henry Ford Health System
HFMHCT	Henry Ford Macomb Hospital Corp.-Clinton Township
HFWH	Henry Ford Wyandotte Hospital
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
WAFMH	W A Foote Memorial Hospital
WH&MC	Wyandotte Hospital & Medical Center

3        OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS June 30, 2017 Unaudited

1. Organization

Oppenheimer Rochester Michigan Municipal Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Effective as of the close of the New York Stock Exchange (“NYSE”) on March 24, 2016 (the “Closing Date”), the Fund will no longer accept purchase orders from new investors and shareholders of other Oppenheimer funds will no longer be able to exchange shares of other funds into the Fund. Please see the Fund’s prospectus for exceptions and additional information.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the

4        OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

2. Securities Valuation (Continued)

significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

5        OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Michigan	$—	$31,204,590	$—	$31,204,590
U.S. Possessions	—	4,091,001	95,627	4,186,628

Total Assets	$—	$35,295,591	$95,627	$35,391,218

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Investments and Risks

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Sold securities	$125,000

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

In June 2016, Congress passed the Puerto Rico Oversight, Management, and Economic

6        OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

3. Investments and Risks (Continued)

Stability Act (“PROMESA”). PROMESA established a federally-appointed fiscal oversight board (the “Oversight Board”) to oversee Puerto Rico’s financial operations and allows the Oversight Board to file cases on behalf of the Commonwealth of Puerto Rico or one of its instrumentalities to restructure debt and other obligations of the relevant entity in a “Title III” proceeding. Title III incorporates many provisions of the federal Bankruptcy Code for U.S. territories, and incorporates legal mechanisms for a litigation stay and restructuring of pension and debt obligations, among other provisions. In early May 2017, Title III petitions were filed for the Commonwealth of Puerto Rico and the Puerto Rico Sales Tax Financing Corporation (“COFINA”), two of the largest issuers of Puerto Rico debt. Title III petitions for Puerto Rico Highways & Transportation Authority (“PRHTA”) and Puerto Rico Electric Power Authority (“PREPA”) were subsequently filed in mid-May and early July, respectively. Title III petitions for additional Puerto Rican instrumentalities are expected to be filed. These restructuring proceedings create uncertainty as to the treatment of claims of varying degrees of seniority and the levels and priorities of payment from the affected entities.

Information concerning securities not accruing interest at period end is as follows:

Cost	$6,569,091
Market Value	$2,819,291
Market Value as % of Net Assets	7.71%

Concentration Risk. The Fund invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

4. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

7        OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Market Risk Factors (Continued)

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

5. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$38,890,510

Gross unrealized appreciation	$837,155
Gross unrealized depreciation	(4,336,447)

Net unrealized depreciation	$(3,499,292)

8        OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Michigan Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/15/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/15/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	8/15/2017